UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact name of Registrant as specified in its charter)

Ohio	1-34004	61-1551890
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9721 Sherrill Boulevard Knoxville, Tennessee	37932
(Address of principal executive offices)	(Zip code)

(865) 694-2700

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.	Changes in Control of Registrant.

Background.

The Edward W. Scripps Trust (the “Trust”), the controlling shareholder of the Company, ended on October 18, 2012 upon the death of Robert P. Scripps, a grandson of the founder. He was the last of Edward W. Scripps’ grandchildren upon whom the duration of the Trust was based.

All of the assets of the Trust, including Class A Common Shares and Common Voting Shares of the Company (together, the “Common Shares”), will be distributed to certain descendants of Edward W. Scripps pursuant to the terms of the Trust for no consideration as soon as administratively practicable and under an applicable court order. Until such distribution, the Trust will continue to be the record holder of the Common Shares.

Certain Trust beneficiaries, and certain members of the John P. Scripps family and trusts for their benefit, are signatories (“Signatories”) to the Scripps Family Agreement that governs the transfer and voting of Common Voting Shares. Upon distribution from the Trust, shares held under the agreement will represent approximately 91.9% percent of the Common Voting Shares. The Trust has advised the Company that they expect the Common Shares to be distributed to the Trust beneficiaries in the next few months.

The Scripps Family Agreement sets forth a process for the family to vote its shares on Company matters, including the election of directors. Two of Edward W. Scripps’ great-grandchildren, Nackey E. Scagliotti and Mary M. Peirce, currently serve as directors of the Company. Ms. Scagliotti, Ms. Pierce and John Burlingame (also a director of the Company) are the Trustees of the Trust.

In 2011, the Trustees of the Trust filed a Petition for Instructions and Declaratory Relief with an Ohio Probate Court (the “Probate Court”) that sought (i) to prepare for the administration of the Trust following its termination, (ii) to determine the identities of named beneficiaries and the identities of others who may be entitled to distributions from the Trust, (iii) to authorize, subject to clause (iv) below, the Trustees to continue the investment and management of the Trust’s assets during the period between Trust termination and distribution of assets (“winding-up period”), (iv) to authorize the Trustees to vote the Common Voting Shares of the Company during the winding-up period in accordance with the procedures set forth in the Scripps Family Agreement and (v) to confirm the Trustees’ views on a number of other issues. The Petition was filed under seal in accordance with Ohio court rules, and the parties to the action are bound by a protective order issued by the Court that limits disclosure with respect to the proceedings.

Change in Control.

On January 22, 2013, under the provisions of its prior order sealing the proceedings, the Probate Court issued an order with respect to the petition (the “Order”). With the Court’s authorization, the Trustees have advised the Company that the Order generally provides that during the winding-up period the Trustees shall vote (or enter into or decline to enter into binding agreements to vote) the Common Voting Shares held by the Trust as instructed by a vote conducted in accordance with the procedures of Section 9 of the Scripps Family Agreement. In the absence of instructions from a vote under the Scripps Family Agreement and the Order, the Trustees may vote the Common Voting Shares in the manner they determine, in their discretion, to be in the best interests of the Trust beneficiaries, so long as the vote does not relate to a change of control transaction. If the vote relates to a change of control transaction, the Trustees will not vote the Common Voting Shares held by the Trust in the absence of such instructions.

After the Common Voting Shares are distributed from the Trust, the provisions of the Scripps Family Agreement will fully govern the transfer and voting of the Common Voting Shares held by the Signatories, and the terms of the Order will cease to apply.

Section 9 of the Scripps Family Agreement provides that the Company will call a meeting of the Signatories prior to each annual or special meeting of the shareholders of the Company held after termination of the Trust (each such meeting hereinafter referred to as a “Required Meeting”). At each Required Meeting, the Company will discuss with the Signatories, each matter, including election of directors, that the Company will submit to the holders of Common Shares at the annual meeting or special meeting with respect to which the Required Meeting has been called. Each Signatory will be entitled, either in person or by proxy, to cast one vote for each Common Voting Share owned of record or beneficially by him or her on each matter brought for a vote at the Required Meeting. Each Signatory will be bound by the decision reached by majority vote with respect to each such matter, and at the related annual or special meeting of the shareholders of the Company each Signatory will vote his or her Common Voting Shares in accordance with the decisions reached at the Required Meeting of the Signatories.

The table below is based on information provided by the Signatories and sets forth: (i) the number of Common Voting Shares and Class A Common Shares beneficially owned by each Signatory, excluding shares held by the Trust, (ii) the aggregate number of Common Voting Shares and Class A Common Shares that may be deemed to be beneficially owned by each Signatory, including the 32,080,000 Common Voting Shares held by the Trust, and (iii) the percentage of Common Voting Shares and Class A Common Shares that may be deemed to be beneficially owned by each Signatory. Except as otherwise noted in the table, each Signatory has (x) sole voting power (to the extent such shares are entitled to vote) with respect to the Class A Common Shares listed under column (i), (y) sole dispositive power with respect to the Common Voting Shares and Class A Common Shares listed under column (i), and (z) shared voting power with respect to the Common Voting Shares listed under column (ii). Each Common Voting Share is convertible at no cost and at any time into one Class A Common Share on a one-for-one basis, subject to the provisions of the Scripps Family Agreement. The aggregate number and percentage of Class A Common Shares (columns (ii) and (iii)) assumes the conversion of all Common Voting Shares to Class A Common Shares beneficially owned by the Signatory and/or Trust, as applicable. The percentages of Common Voting Shares and Class A Common Shares are based on 115,536,254 and 34,317,173 of our Class A Common Shares and Common Voting Shares, respectively, outstanding as of October 31, 2012, as reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.

Name	(i) Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Excluding Trust Shares)		(ii) Aggregate Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Including All Common Voting Shares Held by Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares
Virginia S. Vasquez	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Rebecca Scripps Brickner (1)	-0-	800	32,080,000	32,080,800	93.5%	21.7%
Estate of Robert P. Scripps, Jr.	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Edward W. Scripps, Jr. (2)	-0-	37,699	32,080,000	32,117,699	93.5%	21.8%
Corina S. Granado	-0-	400	32,080,000	32,080,400	93.5%	21.7%
Jimmy R. Scripps	-0-	400	32,080,000	32,080,400	93.5%	21.7%
Mary Ann S. Sanchez	-0-	400	32,080,000	32,080,400	93.5%	21.7%
Margaret E. Scripps (Klenzing)	-0-	600	32,080,000	32,080,600	93.5%	21.7%
William H. Scripps	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Marilyn J. Scripps (Wade)	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%

CUSIP No. 811054402

Name	(i) Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Excluding Trust Shares)		(ii) Aggregate Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Including All Common Voting Shares Held by Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares
Adam R. Scripps	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
William A. Scripps	-0-	400	32,080,000	32,080,400	93.5%	21.7%
Gerald J. Scripps	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Charles E. Scripps, Jr.	-0-	5,250	32,080,000	32,085,250	93.5%	21.7%
Eli W. Scripps	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Jonathan L. Scripps	-0-	100	32,080,000	32,080,100	93.5%	21.7%
Peter M. Scripps (3)	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Barbara Victoria Scripps Evans (4)	1,208,904	-0-	33,288,904	33,288,904	97.0%	22.4%
Molly E. McCabe	-0-	300	32,080,000	32,080,300	93.5%	21.7%
John P. Scripps Trust FBO Peter M. Scripps U/A dated 2/10/77	349,018	-0-	32,429,018	32,429,018	94.5%	21.9%
John P. Scripps Trust FBO Paul K. Scripps U/A dated 2/10/77	349,018	-0-	32,429,018	32,429,018	94.5%	21.9%
John P. Scripps Trust Exempt Trust U/A dated 2/10/77	49,382	-0-	32,129,382	32,129,382	93.6%	21.8%
John P. Scripps Trust FBO Barbara Scripps Evans U/A dated 2/10/77	349,018	-0-	32,429,018	32,429,018	94.5%	21.9%
John Peter Scripps 1983 Trust	17,320	-0-	32,097,320	32,097,320	93.5%	21.7%

CUSIP No. 811054402

Name	(i) Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Excluding Trust Shares)		(ii) Aggregate Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Including All Common Voting Shares Held by Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares
The Marital Trust of the La Dow Family Trust	299,124	-0-	32,379,124	32,379,124	94.4%	21.9%
Anne M. La Dow Trust U/A dated 10/27/2011	160,361	-0-	32,240,361	32,240,361	93.9%	21.8%
The La Dow Family Trust U/A dated 6/29/2004 (5)	305,824	-0-	32,385,824	32,385,824	94.4%	21.9%
John P. Scripps Trust FBO John Peter Scripps U/A dated 12/28/84	33,780	-0-	32,113,780	32,113,780	93.6%	21.7%
John P. Scripps Trust FBO Ellen McRae Scripps U/A dated 12/28/84	33,780	-0-	32,113,780	32,113,780	93.6%	21.7%
John P. Scripps Trust FBO Douglas A. Evans U/A dated 12/24/84	33,780	-0-	32,113,780	32,113,780	93.6%	21.7%
Douglas A. Evans 1983 Trust	17,320	-0-	32,097,320	32,097,320	93.5%	21.7%
Ellen McRae Scripps 1983 Trust	17,320	-0-	32,097,320	32,097,320	93.5%	21.7%
Victoria S. Evans Trust U/A dated 5/19/2004	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Peter M. Scripps Trust U/A dated 11/13/2002	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Paul K. Scripps Family Revocable Trust U/A dated 2/7/1994	-0-	1,560	32,080,000	32,081,560	93.5%	21.7%
Thomas S. Evans Irrevocable Trust U/A dated 11/13/2012	61,368	-0-	32,141,368	32,141,368	93.7%	21.8%
Thomas S. Evans	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%

CUSIP No. 811054402

Name	(i) Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Excluding Trust Shares)		(ii) Aggregate Number of Class A Common Shares and Common Voting Shares Beneficially Owned (Including All Common Voting Shares Held by Trust)		(iii) Aggregate Percentage of Common Voting Shares and Class A Common Shares Beneficially Owned
	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares	Common Voting Shares	Class A Common Shares
Douglas A. Evans	10,228	-0-	32,090,228	32,090,228	93.5%	21.7%
Julia Scripps Heidt	-0-	24,464	32,080,000	32,104,464	93.6%	21.7%
Paul K. Scripps (6)	1,198,636	1,560	33,278,636	33,280,196	97.0%	22.4%
Charles Kyne McCabe	-0-	200	32,080,000	32,080,200	93.5%	21.7%
Peter R. La Dow (7)	1,402,260	-0-	33,482,260	33,482,260	97.6%	22.5%
J. Sebastian Scripps (8)	-0-	300	32,080,000	32,080,300	93.5%	21.7%
Anne M. La Dow (9)	160,361	-0-	32,240,361	32,240,361	93.9%	21.8%
Wendy E. Scripps	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Nackey E. Scagliotti (10)	32,080,000	32,818,718	32,080,000	64,898,718	93.5%	44.0%
Cynthia J. Scripps	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Edith L. Tomasko	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Mary McCabe Peirce (11)	32,080,000	32,790,869	32,080,000	64,870,869	93.5%	43.9%
Elizabeth A. Logan	-0-	-0-	32,080,000	32,080,000	93.5%	21.7%
Eva Scripps Attal	-0-	400	32,080,000	32,080,400	93.5%	21.7%
John P. Scripps	35,798	200	32,115,798	32,115,998	93.6%	21.8%
Eaton M. Scripps	-0-	95,154	32,080,000	32,175,154	93.5%	21.8%
Megan Scripps Tagliaferri	-0-	300	32,080,000	32,080,300	93.5%	21.7%
Ellen McRae Scripps	35,798	200	32,115,798	32,115,998	93.6%	21.8%

(1)	Includes 200 shares held by an immediate family member.
(2)	Class A Common Share holdings include currently exercisable options to purchase 34,272 shares.

CUSIP No. 811054402

(3)	Includes shares held by the Peter M. Scripps Trust under agreement dated 11/13/2002, of which the Reporting Person is the trustee. Such trust is also listed as a separate Reporting Person above.
(4)	Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) the John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Reporting Person is a co-trustee with Peter R. La Dow and Paul K. Scripps, and (b)(i) the Douglas A. Evans 1983 Trust, (ii) the John P. Scripps Trust FBO Douglas A. Evans under agreement dated 12/28/1984, (iii) the Victoria S. Evans Trust under agreement dated 5/19/2004, and (iv) the Thomas S. Evans Irrevocable Trust under agreement dated 6/29/2004, of which the Reporting Person is the trustee. Such trusts are also listed as separate Reporting Persons above.
(5)	Includes shares held by the Survivor’s Trust of the La Dow Family Trust under agreement dated 6/29/2004 and the Marital Trust of the La Dow Family Trust under agreement dated 6/29/2004. The Marital Trust is also listed as a separate Reporting Person above. Peter R. La Dow is the trustee of all of these trusts.
(6)	Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Reporting Person is a co-trustee with Ms. Evans and Mr. La Dow, and (b)(i) the John Peter Scripps 1983 Trust, (ii) the Ellen McRae Scripps 1983 Trust, (iii) the John P. Scripps FBO Ellen McRae Scripps under agreement dated 12/28/1984, (iv) the John P. Scripps Trust FBO John Peter Scripps under agreement dated 12/28/1984, and (v) the Paul K. Scripps Family Revocable Trust U/A dated 2/7/1994, of which the Reporting Person is trustee. Such trusts are also listed as separate Reporting Persons above.
(7)	Includes shares held by (a)(i) the John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, (ii) the John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, (iii) the John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, and (iv) the John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, of which the Reporting Person is co-trustee with Ms. Evans and Mr. P. K. Scripps, and (b)(i) the Marital Trust of the La Dow Family Trust, and (ii) the La Dow Family Trust (excluding shares already accounted for held in the Marital Trust of the La Dow Family Trust), of which the Reporting Person is the trustee. Such trusts are also listed as separate Reporting Persons above.
(8)	Includes 200 shares held by immediate family members.
(9)	Includes shares held by the Anne M. La Dow Trust under agreement dated 10/27/2011, of which the Reporting Person is trustee. Such trust is also listed as a separate Reporting Person above.
(10)	Class A Common Share holdings include (a) currently exercisable options to purchase 41,232 shares, (b) 15,291 shares held directly and (c) 32,762,195 shares held by the Trust, of which the Reporting Person is a co-trustee.
(11)	Class A Common Share holdings include (a) currently exercisable options to purchase 24,096 shares, (b) 4,578 shares held directly and (c) 32,762,195 shares held by the Trust, of which the Reporting Person is a co-trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Date: January 28, 2013	By:	/s/ Cynthia L. Gibson
Cynthia L. Gibson
EVP, Chief Legal Officer and Corporate Secretary